Filed pursuant to Rule 497(a)(1)

File No. 333-178932

Rule 482 AD

GSV Announces Pricing of Follow-on Offering

Woodside, CA – February 10, 2012 – GSV Capital Corp. (Nasdaq CM: GSVC)(the “Company”) today announced that it has priced a follow-on offering of 6,000,000 shares of its common stock at $15.00 per share, resulting in gross proceeds of $90 million. The underwriters have been granted a 30-day option to purchase up to an additional 900,000 shares of common stock.

The Company intends to use the net proceeds of this public offering to invest in portfolio companies in accordance with its investment objective and strategies, and for working capital and general corporate purposes.

Citigroup Global Markets Inc. is acting as sole book-running manager for the offering. Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE AMEX:LTS), Lazard Capital Markets, National Securities Corporation, Aegis Capital Corp. and Maxim Group LLC are acting as co-managers.

A registration statement (including a preliminary prospectus) relating to these securities has been declared effective by the Securities and Exchange Commission on February 10, 2012. The offering and sale of these securities will be made solely by means of a written prospectus forming part of the effective registration statement, copies of which may be obtained when available by mail from Citigroup Global Markets Inc., Brooklyn Army Terminal, 140 58th Street, 8th floor, Brooklyn, NY 11220, by phone at (800) 831-9146 or by email at batprospectusdept@citigroup.com. Investors should consider the investment objective, risks, and charges and expenses of the Company carefully before investing. The prospectus, dated February 10, 2012, which will be filed with the Securities and Exchange Commission, contains this and other information about the Company. Investors should read the prospectus carefully before investing.

This press release is for informational purposes only and shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About GSV Capital Corp.

GSV Capital Corp. (NasdaqCM: GSVC) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. Led by industry veteran Michael Moe, the fund seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. GSV Capital is headquartered in Woodside, CA.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. GSV Capital Corp. undertakes no duty to update any forward-looking statements made herein.

GSV Contacts:

Investors:

Alex Wellins

(415) 217-5861

alex@blueshirtgroup.com

Media:

Kim Hughes

(415) 516-6187

kim@blueshirtgroup.com